TIFF INVESTMENT PROGRAM, INC. (“TIP”)

Supplement Dated September 30, 2013

to the Prospectus Dated April 30, 2013

This supplement provides new and additional information to the prospectus dated April 30, 2013. You can find TIP’s prospectus and statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

On September 10, 2013, the Board of Directors of TIP (“Board”) approved certain new and amended money manager agreements for TIFF Multi-Asset Fund (“Multi-Asset Fund”), as described below.

Existing money manager, Smith Breeden Associates, Inc. (“Smith Breeden”), entered into an acquisition agreement pursuant to which it will become an indirect, wholly-owned subsidiary of Amundi Asset Management. The acquisition is expected to close on or about September 30, 2013, resulting in a change of control of Smith Breeden. The money manager agreement between Smith Breeden and Multi-Asset Fund provides for its automatic termination in the event of a change of control. At its meeting on September 10, 2013, the TIP Board approved a new money manager agreement with Smith Breeden (which will become Amundi Smith Breeden, LLC (“Amundi Smith Breeden”) as part of the acquisition), to take effect when the existing money manager agreement terminates. The fees payable to Amundi Smith Breeden will not change and the terms of the new money manager agreement are the same as the terms of the terminating money manager agreement in all material respects. The nature, quality, and extent of services to be provided by Amundi Smith Breeden, and the personnel providing such services, are not expected to change as a result of the acquisition. Effective as of the date of the acquisition, all references in this prospectus to Smith Breeden shall be references to Amundi Smith Breeden.

The Board also approved a money manager agreement with Glenhill Capital Advisors, LLC (“Glenhill”), a money manager that is new to Multi-Asset Fund. The new money manager agreement is expected to be effective on or about October 1, 2013.

In addition, the Board approved an amended and restated money manager agreement with existing money manager, Marathon Asset Management LLP (“Marathon-London”), and an amended and restated fee schedule with existing money manager, OVS Capital Management LLP (“OVS”), each of which is expected to be effective on or about October 1, 2013. Lastly, the Board approved an amended and restated fee schedule with existing money manager, Southeastern Asset Management, Inc. (“Southeastern”), with effect from July 1, 2013.

The following replaces the information under the heading “Portfolio Management” on page 6 of the prospectus:

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since

TIFF Advisory Services, Inc.	Laurence Lebowitz	Chief Investment Officer	2010

	Trevor Graham	Managing Director	2013

	John Thorndike	Managing Director and Deputy Chief Investment Officer, Marketable Investments	2007

The following paragraph is added to the Multi-Asset Fund section entitled “Money Managers and Their Strategies” on page 12 of the prospectus, after the description of Brookfield Investment Management Inc. and before the description of Lansdowne Partners Limited Partnership:

Glenhill Capital Advisors, LLC seeks to identify and evaluate high quality companies that are cyclically depressed and to isolate those with the greatest potential for long-term risk adjusted returns. Glenhill focuses on small- and mid-cap equities, primarily those publicly traded in the United States and, to a limited extent, Western Europe. Glenhill’s investment decisions take into consideration its view of macroeconomic conditions and industry trends, and are based on fundamental analysis of a security’s relative value.

The following paragraph replaces the paragraph regarding Marathon Asset Management, LLP in the Multi-Asset Fund section entitled “Money Managers and Their Strategies” on page 12 of the prospectus:

Marathon Asset Management, LLP (Marathon-London) manages two separate investment mandates for Multi-Asset Fund. The first mandate is a global equity mandate, including both developed and emerging markets, and the second mandate focuses primarily on non-US developed markets. With respect to both mandates, Marathon-London identifies stocks principally on the basis of capital cycle analysis of the industry in which a company operates and on an assessment of the quality of company management. The capital cycle philosophy is based on the premise that the prospect of high return on investment should attract excessive capital, and therefore increase competition, and vice versa. As a result of this philosophy, Marathon-London seeks to invest in companies operating in industries where low return on investment has repelled capital and, therefore, where competition is declining. Marathon-London may also invest in higher-returning companies where, in its judgment, barriers to entry limit new inflows of capital and competition. Marathon-London also looks for companies whose management demonstrates an ability to respond appropriately to the forces of the capital cycle and is incentivized accordingly. This approach is based on fundamental research and numerous meetings with company management, and is expected to result in low portfolio turnover and long average-stock-holding periods.

The following information is added to or replaces similar information in the Biographies of Board Members and Principal Officers section entitled “Biographies of TIP Board Members” on page 18 of the prospectus:

Amy B. Coleman is Vice President and Chief Financial Officer of The Kresge Foundation in Troy, Michigan, where she is responsible for formulating the foundation’s financial policy and plans and for providing overall direction for the accounting, tax, insurance, budget, and treasury functions. Previously, she was a Senior Auditor for Price Waterhouse. She is a board member of the Foundation Financial Officers Group, the Council of Michigan Foundations, and the Mt. Clemens Montessori Academy. She also serves as a member of the Detroit Riverfront Conservancy Audit Committee.

William F. McCalpin is Chief Executive Officer of Imprint Capital Advisors, LLC, an investment advisor dedicated to impact investments in the United States. He was formerly the Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (“RBF”), where he was responsible for finance, investment management, information technology, communications, and grants administration. Prior to joining RBF, Mr. McCalpin was director of investments related to programs at the John D. and Catherine T. MacArthur Foundation in Chicago. Mr. McCalpin was a founding director of TIFF. He is Chair of the Board of Trustees of the Janus Funds, serves as a director of the F.B. Heron Foundation, and is Managing Director of Holos Consulting LLC. Mr. McCalpin currently serves as Chair of the TIP Board.

The following information replaces similar disclosures in the Money Managers section entitled “Performance-Based Fees” on page 21 of the prospectus:

Performance-Based Fees. Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. In some cases, these arrangements specify a minimum fee (floor) and a maximum fee (cap), each expressed as a percentage of assets, and a fee formula that embodies the concept of a “fulcrum” fee (i.e., a fee midway between the minimum and the maximum). Actual fees paid to such money managers are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio’s excess return (i.e., its actual return less the total return of the portfolio’s benchmark) exceeds a specified level and to reduce the fee if the portfolio’s excess return falls below this level. The performance-based fee arrangement with respect to certain assets managed by four money managers does not embody the concept of a fulcrum fee. For these managers, the performance-based fee is generally a specified percentage of the amount by which the return generated by the money manager’s portfolio exceeds the return of the portfolio’s benchmark or a specified percentage of the net appreciation of the manager’s portfolio over a hurdle, in certain cases subject to a high water mark or the recovery of prior year losses, if any. Total returns are computed over rolling time periods of varying lengths. Fee formulas are normally expressed in basis points, where a basis point is 1/100th of one percent.

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The following paragraph is added to the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 22 of the prospectus, after the description of Brookfield Investment Management Inc. and before the description of Lansdowne Partners Limited Partnership:

Glenhill Capital Advisors, LLC (600 Fifth Avenue, 11th Floor, New York, NY 10020) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.75% per year if “TIFF assets” are less than $150 million, 0.65% per year if “TIFF assets” are between $150 million and $300 million, or 0.55% per year if “TIFF assets” exceed $300 million. For purposes of this calculation, “TIFF assets” means the Multi-Asset Fund assets plus the assets of any other funds advised by TIFF Advisory Services or its affiliates that are managed by Glenhill Capital Advisors. For the performance fee, Glenhill Capital will receive 15% of the amount by which the performance of its Multi-Asset Fund portfolio exceeds the performance of the Russell 3000 Total Return Index, subject to a high water mark. Glenn Krevlin (Founder and Senior Portfolio Manager) founded Glenhill in 2000. Glenhill has managed assets for the fund since October 2013.

The following paragraph replaces the paragraph regarding Marathon Asset Management, LLP in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 22 of the prospectus:

Marathon Asset Management, LLP (Orion House, 5 Upper St. Martin’s Lane, London, England WC2H 9EA) is compensated based on performance. The fee formula for each of its investment mandates entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio of each investment mandate must earn 424 basis points over the return of the MSCI All Country World Index or the MSCI Europe, Australasia, Far East (EAFE) Index, respectively, in order for Marathon-London to receive the fulcrum fee. Neil Ostrer (Director) has been a portfolio manager with Marathon-London since 1986 and is responsible for investments in Europe; William Arah (Director) has been a portfolio manager with Marathon-London since 1987 and is responsible for investments in Japan; and a team of regional specialists and global generalists covers the rest of the global markets. Mr. Arah and Mr. Ostrer are jointly responsible for determining the overall geographical allocation of the portfolio.

The address of Mission Value Partners, LLC on page 22 of the prospectus is changed to the following:

Mission Value Partners, LLC (793 Broadway, Sonoma, CA 95476).

The address of Mondrian Investment Partners Limited on page 22 of the prospectus is changed to the following:

Mondrian Investment Partners Limited (Fifth Floor, 10 Gresham Street, London, England EC2V 7JD).

The following paragraph replaces the paragraph regarding OVS Capital Management LLP in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 23 of the prospectus:

OVS Capital Management LLP (27 Knightsbridge, London, England SW1X 7LY) is compensated in part based on assets and in part based on performance. For purposes of calculating the fee payable, the portfolio is divided into four sub-accounts, each of which has its own fee formula. The assets originally allocated to the manager in 2012 comprise Sub-Account I, the second $100 million (at cost) allocated to the manager comprises Sub-Account II, the third $100 million (at cost) allocated to the manager comprises Sub-Account III, and any subsequent assets allocated to the manager comprise Sub-Account IV. Sub-Account I’s fee formula entails an asset-based fee of 1.5% per year on all assets comprising Sub-Account I, payable monthly, and a performance fee, payable annually. The Sub-Account I performance fee is 15% of the amount by which Sub-Account I appreciates annually over a specified hurdle, provided that the dollar amount of prior year losses, if any, has been recovered. Sub-Account II’s fee formula entails a floating asset-based fee with a floor of 0% and a cap of 1.50% per year on all assets comprising Sub-Account II, payable monthly, and a performance fee, payable annually. The Sub-Account II performance fee is 15% of the amount by which Sub-Account II appreciates annually over a specified hurdle, provided that the dollar amount of prior year losses, if any, has been recovered. The manager does not receive a fee for Sub-Account III. Sub-Account IV’s fee formula entails an asset-based fee of 0.5% per year on all assets comprising Sub-Account IV, payable monthly, and a performance fee, payable annually. The Sub-Account IV performance fee is 10% of the amount by which Sub-Account IV appreciates annually over a specified hurdle, provided that the dollar amount of prior year losses, if any, has been recovered. For all sub-accounts, the specified hurdle is the US dollar amount that would be earned by hypothetically investing in a 1-month US Treasury Bill, where such US Treasury Bill is rolled on a monthly basis. Sam Morland (Principal and Chief Investment Officer) founded OVS Capital Management in 2010. Prior to founding OVS Capital Management, he was Portfolio Manager and Partner of HBK Investments and Chief Executive Officer of HBK Europe. OVS Capital Management began managing the portfolio for Multi-Asset Fund in January 2012.

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The following paragraph replaces the paragraph regarding Southeastern Asset Management, Inc. in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 23 of the prospectus:

Southeastern Asset Management, Inc. (6410 Poplar Avenue, Suite 900, Memphis, TN 38119) is compensated based on assets. If the value of the portfolio is $100 million or less, the manager receives 1.00% per year on the first $50 million of the portfolio and 0.875% per year on the next $50 million. If the value of the portfolio exceeds $100 million, the manager receives 0.750% per year on all assets comprising the portfolio, provided that the fee rate will not change if, after surpassing $100 million, the value of the portfolio falls below $100 million solely as a result of market movements or investment performance. O. Mason Hawkins, CFA (Chairman and Chief Executive Officer), and G. Staley Cates, CFA (President and Chief Investment Officer), head the investment team responsible for making investment decisions for the portfolio. Mr. Hawkins began his investment career in 1972 and joined Southeastern as a co-founder in 1975. Mr. Cates began his investment career in 1986 when he joined Southeastern.

The following paragraph replaces the paragraph regarding TIFF Advisory Services, Inc. in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 24 of the prospectus:

TIFF Advisory Services, Inc. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on Multi-Asset Fund’s average daily net assets. Effective June 1, 2011, the manager receives 0.25% per year on the first $1 billion; 0.23% on the next $1 billion; 0.20% on the next $1 billion; and 0.18% on amounts above $3 billion. Laurence Lebowitz (Chief Investment Officer, TIP, and President and Chief Investment Officer, TAS) joined TAS in 2010. Prior to joining TAS, Mr. Lebowitz spent 17 years at HBK Capital Management in a series of portfolio management roles and ultimately as chairman of the firm. Trevor Graham (Managing Director) joined TAS in 2012 and prior to that he was a managing director in the Office of Investments at New York-Presbyterian Hospital from 2008 to 2012. Previous to that, he was an investment officer at the Museum of Modern Art in New York. John Thorndike (Managing Director and Deputy Chief Investment Officer, Marketable Investments) joined TAS in 2004. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Lebowitz, Mr. Graham, and Mr. Thorndike consult regularly with Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer.

Please retain this supplement with your records.

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